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                               FIRST EAGLE FUNDS

                            FIRST EAGLE GLOBAL FUND
                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                             FIRST EAGLE GOLD FUND
                          FIRST EAGLE FUND OF AMERICA

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                         SUPPLEMENT DATED APRIL 8, 2004
                       TO PROSPECTUS DATED MARCH 1, 2004

             RESULTS OF SHAREHOLDER MEETING HELD ON MARCH 31, 2004

We are pleased to announce the results of the First Eagle Funds, Inc. Special Shareholders' Meeting held on March 31, 2004 (the 'Meeting'). This Supplement, which updates the Supplement dated March 1, 2004, is intended to highlight changes approved at the Meeting. Please read it carefully as several of the changes may affect your fund.

                RE-ELECTION OF THE BOARD (RELATES TO ALL FUNDS)

The current Directors were re-elected, such that each of the following individuals will continue to serve on the Board: John P. Arnhold, Candace K. Beinecke, Jean D. Hamilton, James E. Jordan, William M. Kelly, Paul J. Lawler, Dominique Raillard, and Nathan Snyder.

                   CHANGES TO CERTAIN INVESTMENT RESTRICTIONS

                        (RELATES ONLY TO CERTAIN FUNDS)

Modifications to several of the Company's 'fundamental' policies and restrictions (meaning those changeable only by a shareholder vote) were approved at the Meeting. These are described below and became effective immediately after that Meeting.

Making Loans. FIRST EAGLE GLOBAL FUND, FIRST EAGLE OVERSEAS FUND, FIRST EAGLE U.S. VALUE FUND and FIRST EAGLE GOLD FUND may now purchase or sell loans or other direct debt instruments, including loan participations.

Investing directly in loans or other direct debt instruments exposes the Funds to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary.



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Commodities and Commodity Contracts. FIRST EAGLE GLOBAL FUND and FIRST EAGLE
U.S. VALUE FUND may invest in instruments related to such precious metals as gold or silver, including securities of precious metal finance and operating companies. These Funds may now also purchase or sell precious metals directly or precious metal commodity contracts and options on such contracts (metals are considered 'commodities' under the federal commodities laws).

Investing in precious metals in this manner carries risks similar to those of investing in precious metal finance and operating companies, which are already described in the Company's Prospectus (under the heading 'Gold Risks -- Global Fund, Overseas Fund and Gold Fund'). Direct investments in precious metals also carry additional custody and transaction (i.e., brokerage) costs relative to investing in precious metal finance and operating companies and do not have dividends or other current payments. Additionally, investing directly in precious metals carries potentially negative tax consequences that require monitoring income derived from precious metals, and, in the case of futures contracts and similar 'derivative' instruments, special volatility and default risks.

Certificates of Deposit and Similar Instruments. This investment restriction of FIRST EAGLE GLOBAL FUND and FIRST EAGLE U.S. VALUE FUND was reclassified as non-fundamental; the Board of Directors may therefore modify it from time to time, with notice to shareholders of any change. No such modification is currently proposed or anticipated.

          RECLASSIFICATION OF FIRST EAGLE GOLD FUND AS NON-DIVERSIFIED

                    (RELATES ONLY TO FIRST EAGLE GOLD FUND)

Immediately following the Meeting, FIRST EAGLE GOLD FUND was reclassified as a 'non-diversified' investment company under the Investment Company Act of 1940. This permits the Fund to invest its assets in fewer issuers than previously permissible, which may result in increased volatility of returns. Volatility may also result from the Fund's practice of concentrating its assets in a particular industry. Specifically, the precious metals industry may be particularly vulnerable to market cycles and can be significantly affected by, among other things, increased competition, depletion of natural resources, changes in search and extraction techniques, and changes of government regulation.

This reclassification, however, does not affect the Fund's intention to continue to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the 'Code'). In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5%

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of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

          REORGANIZATION OF THE COMPANY AS A DELAWARE STATUTORY TRUST

                             (RELATES TO ALL FUNDS)

Consideration of the proposed reorganization of the Company as a Delaware statutory trust has been postponed and is currently scheduled for a continuation of the Meeting to be held on or about April 22, 2004.

                   FIRST EAGLE GOLD FUND INVESTMENT OBJECTIVE

The description of FIRST EAGLE GOLD FUND's investment objective has been rephrased in its entirety as follows:

        The investment objective of the First Eagle Gold Fund is to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio.

This changed language, which was unanimously approved by the First Eagle Funds Board of Directors on March 30, 2004, will have no effect on the management of First Eagle Gold Fund's portfolio of investments or its investment strategy.

In addition, the last full paragraph on page 9 of the Prospectus is deleted in its entirety.

                                     * * * *

The information contained in this Supplement modifies the Company's Prospectus dated March 1, 2004. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled 'Investment Objectives and Principal Investment Strategies', 'Related Investment Strategies' and 'Principal Investment Risks'.

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